                                                                    EXHIBIT 99.2


                       PURCHASE AND SALE AND GROUND LEASE
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                             AND ESCROW INSTRUCTIONS
                          (Portland Fixture Portfolio)



                                 By and Between



                      PORTLAND FIXTURE LIMITED PARTNERSHIP,
                         an Oregon limited partnership,
                                   as Seller,

                                       and

                      PAN PACIFIC RETAIL PROPERTIES, INC.,
                             a Maryland corporation,
                                    as Buyer.




                       Dated for Reference Purposes As Of
                              September _____, 1998

                       PURCHASE AND SALE AND GROUND LEASE
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                             AND ESCROW INSTRUCTIONS
                          (Portland Fixture Portfolio)


        This PURCHASE AND SALE AND GROUND LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT AND ESCROW INSTRUCTIONS (this "AGREEMENT") is dated for reference purposes only as of September _____, 1998, and is made to be effective as of the Effective Date (as hereafter defined), by and between PORTLAND FIXTURE LIMITED PARTNERSHIP, an Oregon limited partnership ("SELLER"), and PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation ("BUYER").

                                R E C I T A L S :
                                -----------------

        A. Seller is the owner and ground lessee of those certain real property interests, together with shopping center improvements situate thereon, as more particularly described in EXHIBIT A.

        B. Buyer desires to purchase the Property (below defined) from Seller, and Seller desires to convey and sell the Property to Buyer, on the terms and conditions set forth herein.

                                A G R E E M E N T
                                -----------------

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                                    ARTICLE I

                                 EFFECTIVE DATE
                                 --------------

        This Agreement shall be effective on the day (the "EFFECTIVE DATE") when a fully executed copy of this Agreement (or a fully executed copy in counterparts) is deposited with Escrow Holder (as hereafter defined). Escrow Holder is hereby instructed to immediately notify each party to this Agreement of the Effective Date.


                                       1.

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

        The following terms and references shall have the meanings indicated below (such meanings to be equally applicable to both the singular and plural forms of the terms defined and to verbs of any tense):

        (a) "ADDITIONAL RENTS" means amounts tenants may be obligated to pay as additional rent, including certain percentage rent, certain escalations in base rent, and certain pass-throughs of operating and similar expenses.

        (b) "BALANCE" shall have the meaning set forth in Section 4.2(b).

        (c) "BILL OF SALE" means a bill of sale as defined in Article III(c).

        (d) "BUSINESS DAY" means any day other than a Saturday, Sunday or a Holiday.

        (e) "CLOSING" means the consummation of the transactions contemplated by this Agreement.

        (f) "CLOSING DATE" means ______________, 1998, on which date the Deed and the Ground Lease Assignments, as applicable, shall have been recorded in the official records of each of the counties in which the Land (below defined) is located.

        (g) "CONTRACTS" shall have the meaning set forth in Article III(d).

        (h) "CONTRACT ASSIGNMENT" shall have the meaning set forth in Article III(d).

        (i) "DEED" shall have the meaning set forth in Article III(a).

        (j) "DEPOSIT" shall have the meaning set forth in Section 4.2(a).

        (k) "DIMINUTION THRESHOLD" shall have the meaning set forth in Section 13.1(a)(i).

        (l) "DOCUMENTS" means the transfer documents attached as Exhibits to this Agreement.

        (m) "DOWNREIT LLC" means the limited liability company identified and described in Section 7.11.

        (n) "EFFECTIVE DATE" shall have the meaning set forth in Article I.

                                       2.

        (o) "ENVIRONMENTAL LAWS" shall mean any and all presently existing federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other requirements of any federal, state or local governmental agency, court, board, bureau or other authority having jurisdiction with respect to or relating to the environment, to any Hazardous Substance or to any activity involving Hazardous Substances, and shall include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.
Section 9601, et seq.), the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.) and all amendments thereto in effect as of the Closing Date.

        (p) "ESCROW HOLDER" means the company where escrow shall be established, whose address for this transaction shall be:

               Transnation Title Insurance Company
               111 S.W. Fifth Avenue, Suite 2200
               Portland Oregon  97204

               Attn:  Theresa Kilmer, Vice President and
                      Senior Escrow Officer/Special Projects

               Telephone No: (503)222-9931
               Facsimile No: (503)274-7972

        (q) "ESCROW PERIOD" means the period from and after the Effective Date through the Closing Date or any earlier termination of this Agreement.

        (r) "FF&E" means furniture, fixtures, equipment, machinery, appliances, fittings, and other removable articles of personal property of every kind and nature that are owned by Seller and used in the operation of the Property, including, without limitation, (i) furnishings, furniture, and equipment, (ii) art work and other decorative items, (iii) built-in appliances, and (iv) office furniture and equipment.

        (s) "GENERAL INTANGIBLES" means the Offsite Rights, the Permits, the Repair Warranties, and other intangible personal property rights of whatever nature (other than the rights evidenced by the Contracts) owned by Seller and used in the operation and maintenance of the Property.

        (t) "GROUND LEASE" means that certain Lease dated December 3, 1975, entered into by and between Merle Weissenfluh, as lessor, and Portland Fixture Co., a corporation, and Fuhrman Development Co., a corporation, as lessee, which Ground Lease covers the real property designated as Hermiston on EXHIBIT A, and which is included in the Land (below defined).


                                       3.

        (u) "HAZARDOUS MATERIALS" shall mean and include any chemical, compound, material, mixture, waste or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste," "infectious waste," "toxic substance," "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity including any petroleum, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixture of natural gas and such synthetic gas). "Hazardous Materials" shall include, without limitation, any hazardous or toxic substance, material or waste or any chemical, compound or mixture which is (i) asbestos, (ii) motor oil, gasoline, petroleum or any petroleum by-product, (iii) designated as a "hazardous substance" pursuant to Section 1317 of the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), (iv) defined as a "hazardous waste" pursuant to Section 6903 of the Federal Resource Conservation and Recovery Act, (42 U.S.C. Section 6901 et seq., (v) defined as "hazardous substances" pursuant to
Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.), or (vi) listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR part 302); or in any and all amendments thereto in effect as of the Closing Date; or such chemicals, compounds, mixtures, substances, materials or wastes otherwise regulated under any applicable local, state or federal Environmental Laws.

        (v) "HOLIDAY" means any day on which banking institutions in the State of Oregon are authorized or obligated by law or executive order to close.

        (w) "IMPROVEMENTS" shall have the meaning set forth in Article III(b).

        (x) "INFORMATION" means all documents, reports, studies, and other information or materials (including, without limitation, the Records) delivered or disclosed to Buyer by Seller or its agents.

        (y) "INSPECTION PERIOD" means the period from and after the Effective Date and ending at 5:00 p.m., Pacific Time, on the later of (i) September 28, 1998, or (ii) such later date as may be required under the provisions of Section 7.2(c).

        (z) "INVENTORY" means the stock of supplies and other consumables of every kind and nature that are owned by Seller and used exclusively in the operation and maintenance of the Property in the ordinary course of business.

        (aa) "LAND" shall have the meaning set forth in Article III(a).

        (ab) "LEASE" means any lease, sublease, license, or other agreement for the occupancy, possession, or use of any space within the Property (including, without

                                       4.

limitation, any rooms or other accommodations for guests or other transient occupants and any storage space, containers, or other facilities), including, without limitation, those leases described on EXHIBIT H attached hereto.

        (ac) "LEASE ASSIGNMENT" shall have the meaning set forth in Article III(e).

        (ad) "OFFSITE RIGHTS" means any lease, license, or other agreement (other than a recorded easement) providing for the use of another's real property in conjunction with the operation of the Property (as, by way of illustration and not limitation, use for vehicular parking and/or access).

        (ae) "OWNER'S TITLE POLICY" means a standard owner's policy of title insurance in the amount of the Purchase Price, with extended coverage if Buyer so elects.

        (af) "PERMIT" means any permit, certificate, license, or other form of authorization or approval issued by a governmental agency or authority and legally required for the proper operation and use of the Property (including, without limitation, any certificates of occupancy with respect to the Improvements, elevator permits, conditional use permits, and zoning variances) to the extent held and assignable by Seller or otherwise transferable with the Property.

        (ag) "PERMITTED EXCEPTIONS" shall have the meaning set forth in Section 6.1.

        (ah) "PERSONAL PROPERTY" shall have the meaning set forth in Article III(c).

        (ai) "PLANS AND SPECIFICATIONS" shall have the meaning set forth in
Section 7.2(a).

        (aj) "PROPERTY" shall have the meaning set forth in Article III.

        (ak) "PRORATIONS" shall have the meaning set forth in Section 9.7(a).

        (al) "PTR" means a current preliminary title report concerning the Real Property issued by the Title Company.

        (am) "PURCHASE PRICE" shall have the meaning set forth in Section 4.1.

        (an) "REAL PROPERTY" shall have the meaning set forth in Article III(a).

        (ao) "RECORDS" means all books, records, correspondence, and other files that have been received or generated and maintained in the course of operating the Property that are in Seller's possession or control.


                                       5.

        (ap) "REPAIR WARRANTIES" means any written guaranties, warranties, or other obligations of any contractor, manufacturer, or vendor for the repair or maintenance of any of the Improvements or FF&E, to the extent assignable by Seller.

        (aq) "REVENUES" shall have the meaning set forth in Section 9.7(a).

        (ar) "SELLER'S NON-FOREIGN AFFIDAVIT" shall have the meaning set forth in Section 7.5.

        (as) "SERVICE CONTRACT" means any contract or other arrangement, written or oral, for the continuing provision of services relating to the improvement, maintenance, repair, protection, or operation of the Property.

        (at) "SHOPPING CENTER" means the Property attributable to each separate shopping center identified in EXHIBIT A attached hereto.

        (au) "TENANT" means the tenant and occupant of, and any other holder of a possessory right in, all or any portion of the Property pursuant to a Lease.

        (av) "TENANT ESTOPPEL CERTIFICATES" means estoppel certificates to be executed and delivered by each Tenant to Buyer as provided by Section 7.6.

        (aw) "TENANT NOTICES" means notices to the Tenants in the form of EXHIBIT G.

        (ax) "TITLE COMPANY" means Transnation Title Insurance Company.

                                   ARTICLE III

                          PROPERTY SUBJECT TO AGREEMENT
                          -----------------------------

        Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, all of Seller's right, title, and interest in the following (collectively, the "PROPERTY"):

        (a) LAND - that certain land described in EXHIBIT A, and all appurtenant rights, privileges, and easements thereto owned by Seller (collectively, the "LAND"). The Land and the Improvements (collectively, the "REAL PROPERTY") shall be conveyed from Seller to Buyer pursuant to a Statutory Bargain and Sale Deed (the "DEED") as to Seller's fee interest in the Land, and an Absolute Assignment and Assumption of Ground Lease (the "GROUND LEASE ASSIGNMENT") as to the Ground Lease, as applicable, substantially in the form of EXHIBITS B AND B-1 attached hereto.

        (b) IMPROVEMENTS - all buildings, structures, fixtures, and other improvements located on the Land (collectively, the "IMPROVEMENTS").

                                       6.

        (c) PERSONAL PROPERTY - all personal property, if any, owned by Seller and used by Seller exclusively in the operation, maintenance, and management of the Real Property as of the Closing Date, including, without limitation, the FF&E, the Inventory, the Records, and the General Intangibles (collectively, the "PERSONAL PROPERTY"). The Personal Property shall be conveyed from Seller to Buyer pursuant to a Bill of Sale (the "BILL OF SALE") substantially in the form of EXHIBIT C.

        (d) CONTRACTS - all contracts and agreements in effect on the Closing Date, if any, including, without limitation, the Service Contracts (collectively, the "CONTRACTS"). Seller's interest in the Contracts shall be conveyed to Buyer pursuant to an Assignment and Assumption of Contracts, Permits and Other Rights (the "CONTRACT ASSIGNMENT") substantially in the form of EXHIBIT D.

        (e) LEASES - Seller's interest in all Leases in effect on the Closing Date. Seller's interest in the Leases shall be conveyed to Buyer pursuant to an Absolute Assignment and Assumption of Leases (the "LEASE ASSIGNMENT") substantially in the form of EXHIBIT E.

                                   ARTICLE IV

                   PURCHASE PRICE, PAYMENT OF PURCHASE PRICE,
                   ------------------------------------------
                      EXCHANGE UNITS AND LIQUIDATED DAMAGES
                      -------------------------------------

        4.1 PURCHASE PRICE. Subject to the terms and conditions of this Agreement, Buyer agrees to pay, and Seller agrees to accept, as consideration for conveyance of the Property from Seller to Buyer, the sum of Twenty-seven Million Ninety-two Thousand Three Hundred Fifty-six and No/100ths Dollars ($27,092,356.00) (the "PURCHASE PRICE").

        4.2 DEPOSIT. Upon the full execution of this Agreement by Buyer and Seller, Buyer shall tender to Escrow Holder an earnest money deposit in the amount of One Hundred Thousand and No/100ths Dollars ($100,000.00) (the "DEPOSIT"). The Deposit shall be tendered by certified check or cashier's check made payable to Escrow Holder or by wire transfer of current federal funds received and credited to the account of Escrow Holder. Upon the satisfaction or waiver by Buyer of all of Buyer's conditions precedent to closing as set forth in Article 7, the Deposit shall become non-refundable to Buyer, except upon a failure of Seller to consummate the transactions contemplated by this Agreement in accordance with the terms and provisions hereof, or the failure, unless waived in writing to Buyer, of any other condition provided for in this Agreement for the benefit of Buyer, or the termination of this Agreement by Buyer in accordance with the terms and provisions of Article XIII.

        4.3 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid and delivered by Buyer as follows:

                                       7.

               Purchaser shall be credited in the amount of (i) the Deposit,
(ii) Three Hundred Twenty-Two Thousand Two Hundred and No/100ths Dollars ($322,200.00) in connection with anticipated Improvements to the Hood River Shopping Center, and (iii) Seventy-four Thousand Six Hundred Forty-four and No/100ths Dollars ($74,644.00), such amount being attributable to Seller's share of loan assumption fees agreed to be split between Buyer and Seller, whether actually incurred or not. The resulting net amount of the Purchase Price ("BALANCE"), subject to adjustments as provided in Sections 9.7 and 9.8 hereof, shall be deposited with Escrow Holder in immediately available funds at Closing.

        4.4 INVESTMENT OF DEPOSIT. Escrow Holder shall place the Deposit in an interest-bearing account with a bank or savings association, the deposits of which are federally insured (up to the amount of One Hundred Thousand and No/100ths Dollars ($100,000.00), as directed in writing by Buyer, with notice to Seller. All references in this Agreement to the Deposit shall include the interest thereon.

        4.5 DEPOSIT AS LIQUIDATED DAMAGES. IF THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER, ESCROW HOLDER, WITHOUT ANY FURTHER INSTRUCTION FROM EITHER SELLER OR BUYER, SHALL PAY TO SELLER THE DEPOSIT AND SELLER SHALL RETAIN THE DEPOSIT AND ALL INTEREST EARNED THEREON AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY BUYER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR SIGNATURES BELOW, THE PARTIES EXPRESSLY AGREE AND ACKNOWLEDGE THAT THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES. THE PARTIES FURTHER ACKNOWLEDGE THAT SELLER'S RETENTION OF THE DEPOSIT AND ALL INTEREST EARNED THEREON HAS BEEN AGREED UPON AS SELLER'S EXCLUSIVE REMEDY AGAINST BUYER IN THE EVENT OF A DEFAULT ON THE PART OF BUYER, OTHER THAN THE ADDITIONAL AND SEPARATE OBLIGATIONS OF BUYER UNDER SECTIONS 5.3, 5.5, 15.2(b), AND 15.10 HEREOF, WHICH OBLIGATIONS SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

                                       8.

IN ADDITION, BUYER SHALL PAY ALL TITLE AND ESCROW CANCELLATION CHARGES IN THE EVENT OF A DEFAULT BY BUYER.

"Seller"                                    "Buyer"

PORTLAND FIXTURE LIMITED PARTNERSHIP,       PAN PACIFIC RETAIL PROPERTIES, INC.,
AN OREGON LIMITED PARTNERSHIP               A MARYLAND CORPORATION



---------------------------------------     ----------------------------------
By:                                         By:  STUART A. TANZ
Its:                                        Its: PRESIDENT & CHIEF EXECUTIVE
                                                 OFFICER



                                    ARTICLE V

                                   INSPECTION
                                   ----------

        5.1 DUE DILIGENCE REVIEW. Buyer, at its sole cost and expense, shall have the right to a Due Diligence Review in accordance with the following terms and conditions. A "DUE DILIGENCE REVIEW" means (a) an inspection, examination and evaluation of the Information, and (b) the conduct of physical tests, inspections and other investigations on the Property and all portions thereof leased by tenants ("INSPECTION STUDIES"), all in order that Buyer may determine, in its sole and absolute judgment and discretion, whether the Property is acceptable to Buyer.

        5.2 RIGHT TO TERMINATE. Notwithstanding anything to the contrary in this Agreement, Buyer may terminate this Agreement by giving notice of termination to Seller on or before the termination of the Inspection Period. If Buyer duly exercises that right, then Escrow Agent is hereby instructed to return the Deposit to Buyer without further instruction from either Buyer or Seller. If Buyer does not give the notice of termination, this Agreement shall continue in full force and effect, subject, however, to Buyer's other termination rights hereunder. Seller acknowledges that Buyer may, but is not obligated to, expend time, money, and other resources in connection with the Due Diligence Review of the Property, and that, notwithstanding the fact that this Agreement may terminate pursuant to this Section 5.2 and other applicable provisions of this Agreement, such time, money, and other resources that may be expended constitute adequate consideration for Seller's execution of and entry into this Agreement.


                                       9.

        5.3 ACCESS & INQUIRIES.

               (a) Buyer and its representatives, agents and contractors shall have reasonable access to the Property, including all areas leased to Tenants, for the purpose of causing a survey of the Land and Improvements to be performed by a licensed surveyor, and conducting architectural, engineering, geotechnical, and environmental inspections and tests (including intrusive inspection and sampling), feasibility studies, and any other inspections, studies, or tests reasonably required by Buyer; provided, however, that Buyer shall not undertake any intrusive inspection or sampling without first obtaining the written consent of Seller, which consent shall not be withheld unreasonably. Buyer shall keep the Property free and clear of any liens as a result of any entry on the Property pursuant to this Section 5.3(a).

               (b) During the pendency of this Agreement, Seller shall make available to Buyer, and Buyer and its representatives, agents and contractors shall have a continuing right of reasonable access to and the right to examine and make copies of, all books and records; construction plans; correspondence; documents; contracts; agreements; Leases, as well as Lease files with histories; and other materials relating to the Property in Seller's possession or control, including, without limitation, the right to conduct a "walk-through" of the Property prior to the Closing upon appropriate notice to Tenants and subject to the rights of all Tenants under their Leases.

               (c) In the course of its Due Diligence Review, Buyer may make inquiries to third parties including, without limitation, Tenants, lenders, contractors, property managers, parties to the Information and Contracts, and municipal, local, and other government officials and representatives, and Seller consents to such inquiries.

        5.4 NEW AGREEMENTS. During the period from the Effective Date until the Closing Date, and as a condition to Buyer's obligations to purchase the Property, Seller shall comply with the following:

               (a) During the period from the Effective Date until the Closing Date, and as a condition to Buyer's obligations to purchase the Property, Seller without the prior written consent of Buyer, such consent not to be unreasonably withheld or delayed, shall not (i) amend or terminate any Lease, tenancy, license or other right of occupancy or use for any portion of the Property or any assignment or sublet thereunder, (ii) consent to the assignment of any Leases or subleasing of any of the Property, or (iii) enter into any new Lease of the Property or any portion thereof. In the event Seller elects to seek Buyer's approval of any such matters, then Seller shall so notify Buyer, and if Buyer fails to notify Seller, within ten (10) Business Days after Buyer's receipt of such notice, of any objection Buyer has hereunder to any action described therein, then Buyer shall be deemed to have consented to such action.


                                       10.

               (b) Seller shall not, without the prior written consent of Buyer in each instance (such consent not to be unreasonably withheld), enter into any commitment, contract, option or other agreement of any kind with respect to the repair, maintenance or operation of the Property, unless such contracts, etc. have terms that expire prior to Closing.

        5.5 CONDUCT OF INSPECTIONS.

               (a) Any entry by Buyer onto the Property shall be subject to, and conducted in accordance with, all applicable laws, statutes, rules and regulations and the terms of any Leases so as to avoid any material interference with the operations and occupancy of the Property and to avoid any material disturbance of any of the Tenants or the possessory rights of any of the Tenants. Buyer shall promptly restore the Property to its previous condition before any such inspections, studies, or tests were performed.

               (b) Buyer or its agents may undertake borings or other disturbances of the soil with Seller's prior written approval (not to be unreasonably withheld), provided that the soil borings and other disturbances shall be sealed and closed using materials and techniques that conform with all applicable laws, statutes, rules and regulations and industry and governmental standards, and the soil shall be recompacted to the condition immediately before any such borings were undertaken.

               (c) Notwithstanding any general liability or other insurance that may be maintained by Buyer, Buyer hereby agrees to indemnify, defend and hold harmless Seller and its partners and its and their partners, shareholders, directors, officers, employees, and agents and all Tenants from and against any claims, losses or damages (including attorneys' fees and costs) arising from or in connection with the due diligence and inspection activities conducted on the Property by Buyer and or its agents, including, without limitation, any damages to the Property or any property of any Tenant arising from or relating to any inspections, studies or tests performed by Buyer or its agents. The foregoing indemnification obligation of Buyer shall survive any termination of this Agreement or the delivery of the Deed and the Ground Lease Assignment, and the transfer of title to the Property. If this Agreement is terminated, Buyer shall deliver to Seller, upon Seller's payment of Buyer's costs therefor, the results and copies of any and all surveys, reports, tests or studies made by or for Buyer with respect to the Property.

                                   ARTICLE VI

                                TITLE TO PROPERTY
                                -----------------

        6.1 TITLE. At the Closing, Seller shall convey to Buyer title to the Real Property by execution and delivery of the Deed and the Ground Lease Assignment.

                                       11.

The Owner's Title Policy shall show title as subject to no exceptions other than the following (collectively, the "PERMITTED EXCEPTIONS"):

               (a) The lien for real estate taxes and assessments not yet delinquent;

               (b) Interests of Tenants pursuant to the Leases; and

               (c) Such other exceptions as may be approved in writing by Buyer pursuant to Section 7.1 hereof.

        6.2 TITLE INSURANCE. Buyer's obligation to purchase the Property shall be subject to the irrevocable commitment of the Title Company to issue the Owner's Title Policy upon payment of its normal premium on the Closing Date. In addition, and provided Buyer satisfies any requirements of the Title Company therefor prior to the Closing Date, the Owner's Title Policy shall be issued together with such endorsements thereto as Buyer may request; provided, however, that if any such endorsements are required to change an exception to title to which Buyer has objected, and which Seller has agreed to cure, into a Permitted Exception, then the cost of such endorsement shall be paid by Seller.

        6.3 PERSONAL PROPERTY AND CONTRACTS. At the Closing, Seller shall transfer to Buyer title to the Personal Property and Seller's interest in the Contracts by execution and delivery of the Bill of Sale and the Contract Assignment. Buyer shall assume the performance of all of Seller's obligations under the Contracts arising after the Closing Date, but only as to those Contracts listed on Schedule I to the Contract Assignment.

                                   ARTICLE VII

               BUYER'S ADDITIONAL CONDITIONS PRECEDENT TO CLOSING
               --------------------------------------------------

        Buyer's obligation to purchase the Property shall be conditioned upon the fulfillment of each of the following conditions precedent:

        7.1 APPROVAL OF TITLE.

               (a) Buyer shall have reviewed and approved, within the time period and in the manner provided below, the PTR, including copies of all documents referred to in the PTR (other than encumbrances to be discharged by Seller on or before Closing).

               (b) Seller shall cause the PTR and all supporting materials, including copies of all documents referred to in the PTR to be delivered to Buyer by 4:00 p.m., Pacific time, on or before the third (3rd) Business Day after the Effective Date (the "Title Delivery Date"). On or before the seventh
(7th) Business Day from and after delivery to Buyer of the PTR and all supporting materials, Buyer shall notify Seller and

                                       12.

Escrow Holder in writing which exceptions to title shown in the PTR, if any, will not be accepted by Buyer (collectively, the "DISAPPROVED TITLE MATTERS"); all other matters and exceptions to title shown in the PTR shall be deemed approved by Buyer. If Buyer fails to notify Seller and Escrow Holder within the required time period of any Disapproved Title Matters, Buyer shall be deemed to have disapproved the condition to the Real Property as to such title and survey matters. If Buyer notifies Seller of any Disapproved Title Matters, Seller shall have until 5:00 p.m., Pacific time, on the second (2nd) Business Day after Seller's receipt of such notice to notify Buyer and Escrow Holder in writing that:

                      (i) Seller shall use its reasonable efforts to either (A) cause any Disapproved Title Matters to be removed by the Closing, or (B) obtain, at Seller's expense, an endorsement or other curative effect acceptable to Buyer in Buyer's sole and absolute discretion; or

                      (ii) Seller elects not to cause any such Disapproved Title Matters to be removed.

               (c) If Seller gives Buyer and Escrow Holder notice under subsection (b)(ii) above, Buyer shall have until 5:00 p.m., Pacific time, on the third (3rd) Business Day after Buyer's receipt of such notice to notify Seller and Escrow Holder that (i) Buyer revokes its disapproval of such exceptions(s) and will proceed with the purchase without any reduction in the Purchase Price and take title to the Property subject to such exception(s), or (ii) Buyer will terminate this Agreement, in which case the terms and provisions of Section 7.12 shall apply. The foregoing procedure shall also be applicable to any new matters which are disclosed in any updates, supplements or amendment to the PTR or Survey.

        7.2 APPROVAL OF OTHER MATTERS.

               (a) By 5:00 p.m., Pacific time, on or before the third (3rd) Business Day after the Effective Date, Seller will deliver to Buyer, or allow Buyer reasonable access to, at the Property, at Seller's place of business, or at such other location as Seller may reasonably indicate, during reasonable times agreed upon in advance by Buyer and Seller, the following, expressly subject to such items being in the possession of or reasonably available to Seller or its manager for the Property:

                      (i) a current rent roll and copies of all Leases disclosed thereon, together with all amendments thereto;

                      (ii) copies of all Contracts;

                      (iii) a schedule of all Personal Property;


                                       13.

                      (iv) copies of the most recent property tax bills for the Property;

                      (v) operating statements for Seller's fiscal years 1995, 1996 and 1997 and for each calendar month thereafter;

                      (vi) plans and specifications (as-builts, if available) for construction of the Improvements (the "PLANS AND SPECIFICATIONS");

                      (vii) copies of certificate(s) of occupancy, and any governmental licenses and permits regarding the Property;

                      (viii) financial statements for the Tenants;

                      (ix) a schedule of filed litigation regarding or affecting, directly or indirectly, the Property;

                      (x) an aged receivables report current as of the Effective Date;

                      (xi) copies of environmental reports, studies and assessments within Seller's possession or control covering the Property;

                      (xii) copies of all CC&R's affecting the Property;

                      (xiii) copies of all soil reports and analyses within Seller's possession or control pertaining to the soils, seismological, geological and drainable conditions of the Property;

                      (xiv) copies of construction and equipment warranties within Seller's possession;

                      (xv) a copy of the Ground Leases and all amendments thereto and modifications thereof;

                      (xvi) 1998 year-to-date operating statements for the Property; and

                      (xvii) all other material, non-proprietary materials, reports and information relevant to the Property.

               (b) On or before the expiration of the Inspection Period, Buyer shall notify Seller and Escrow Holder in writing if Buyer objects to any of the matters referred to above or to Buyer's own inspection of the Property described in Section 5.1 hereof.


                                       14.

        7.3 COMPLIANCE BY SELLER. Seller shall have complied with each and every covenant, undertaking and agreement to be kept or performed by Seller as provided in this Agreement; and each representation and warranty made in this Agreement by Seller shall remain true and accurate in all material respects both at the time made and on the Closing Date.

        7.4 NO MATERIAL ADVERSE CHANGE IN PHYSICAL CONDITION. As of the Closing Date, there shall have been no material adverse change in the condition of the Property or any material portion thereof, excepting any event(s) of destruction, damage, or condemnation described in Section 13.1 or 13.2.

        7.5 NO INSOLVENCY. Neither Seller nor any of its affiliates (i) shall be in receivership or dissolution, (ii) shall have made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, or (iii) shall be been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and no such petition shall have been filed against Buyer or any of its general partner(s), if any.

        7.6 TENANT ESTOPPELS. Buyer shall have received a Tenant Estoppel Certificate for all Tenants whose leasable square footage under their respective Leases is greater than 5,000 square feet, and from seventy-five percent (75%) of all remaining Tenants, which Estoppel Certificates shall be in substantially the same form as EXHIBIT "H" attached hereto, or in such other form as is acceptable to Buyer in the reasonable exercise of its discretion; and otherwise as to each such Tenant Estoppel Certificate in such content as is acceptable to Buyer. Seller shall use its best efforts to obtain such Tenant Estoppel Certificates on or before September 25, 1998. Buyer shall have five (5) Business Days from receipt of such Tenant Estoppel Certificates to advise Seller in writing of its approval or disapproval of same, which approval will not be withheld unreasonably. If necessary, at Buyer's election the Closing Date shall be extended so as to allow such five (5) day inspection period. In the event Buyer disapproves of any of such Tenant Estoppel Certificates, Buyer may terminate this Agreement as provided in Section 7.12 below. In the event Seller is unable through diligent efforts to obtain any of the Tenant Estoppel Certificates, Buyer may, but will not be obligated to, accept in lieu thereof an estoppel certificate from Seller (a "Seller's Estoppel") in such form and content as required by Buyer in the reasonable exercise of its discretion.

        7.7 WAIVER. At any time or times on or before the Closing, at Buyer's election, Buyer may waive any of the foregoing conditions by written notice to Seller. Other than Buyer's closing the transaction contemplated by this Agreement which shall waive all such unfulfilled conditions, no waiver shall be effective unless made in writing specific as to the conditions or matters so waived. No such waiver shall be

                                       15.

inferred or implied by any act or conduct of Buyer or reduce the rights or remedies of Buyer arising from any breach of any undertaking, agreement, covenant, warranty, or representation of Seller under this Agreement.

        7.8 LEASE PAYMENTS AND RENTS. Seller shall have paid fully, or Buyer shall receive a credit against the Purchase Price, for any and all rent concessions, leasing commissions and tenant improvement costs, and all other amounts payable by Seller as provided in this Agreement with respect to such Lease and the premises leased thereunder.

        7.9 GROUND LESSOR CONSENTS. To the extent required, the landlord under the Ground Lease shall have executed and delivered to Buyer and Seller its consent to Seller's execution and delivery of the Ground Lease Assignment to Buyer, subject only to such conditions, if any, which are consistent with the transaction contemplated pursuant to this Agreement, and which is otherwise in form and content acceptable to Buyer in its discretion, reasonably exercised.

        7.10 CONCURRENT CLOSINGS. Buyer and Seller, concurrently with the Closing, shall have closed and consummated the transactions contemplated pursuant to those certain Contribution Agreements (the "RELATED AGREEMENTS") entered into by and between the DownREIT LLC and Portland Fixture Limited Partnership and PFMGP, Inc., an Oregon corporation, and by and between the DownREIT LLC and Portland Fixture Limited Partnership, H&O Properties and Independent Member Corp., and pursuant to which Buyer will purchase Mikz Development, L.L.C. and Smudik Development L.L.C., respectively.

        7.11 DOWNREIT BUYER. Buyer and Seller shall have formed a limited liability company under and pursuant to the laws of the State of Delaware, fully qualified to transact business in the State of Oregon (the "DOWNREIT LLC"), and shall have entered into an operating agreement with respect to such DownREIT LLC ("DownREIT Operating Agreement"), all on such terms as are mutually agreeable to each party through good faith and diligent negotiations; and all of Buyer's rights and obligations hereunder shall have been assigned and delegated to such DownREIT LLC.

        7.12 TERMINATION. If any of the foregoing conditions are neither fulfilled, nor waived as provided above, Buyer, at its election by written notice to Seller, may terminate this Agreement and be released from all obligations under this Agreement (other than those described in this Section
7.12 and Sections 5.3, 5.5, 15.2(b) and 15.10 hereof). In the event of such termination by Buyer, the Deposit and all interest accrued thereon shall be returned immediately to Buyer, all documents deposited in Escrow by Buyer or Seller shall be returned to the depositing party, the costs of the Title Company and Escrow Holder shall be borne equally by Buyer and Seller, and, except as otherwise set forth in this Article VII, each party hereto shall bear its own costs incurred herewith. If any non-fulfilled conditions also constitute a breach by

                                       16.

Seller of its obligations under this Agreement, then Buyer may proceed also under Section 9.12(a) below.

                                  ARTICLE VIII

                    SELLER'S CONDITIONS PRECEDENT TO CLOSING
                    ----------------------------------------

        Seller's obligation to sell the Property shall be conditioned upon the fulfillment of each of the following conditions precedent:

        8.1 COMPLIANCE BY BUYER. Buyer shall have complied with each and every covenant, undertaking and agreement to be kept or performed by Buyer as provided in this Agreement; and each representation and warranty made in this Agreement by Buyer shall remain true and accurate in all material respects both at the time made and on the Closing Date.

        8.2 CONCURRENT CLOSINGS. Buyer and Seller, concurrently with the Closing, shall have closed and consummated the transactions contemplated pursuant to the Related Agreements.

        8.3 DOWNREIT BUYER. Buyer and Seller shall have formed the DownREIT LLC, and shall have entered into an operating agreement with respect to such DownREIT LLC, all on such terms as are mutually agreeable to each party through good faith and diligent negotiations; and all of Buyer's rights and obligations hereunder shall have been assigned and delegated to such DownREIT LLC.

        8.4 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the business, financial condition or results of operations of Buyer. For purposes of the foregoing sentence, the parties acknowledge that variations in the share price of Buyer's capital stock on the New York Stock Exchange shall not be considered in making such determination.

        8.5 IMPROVEMENT COSTS. At Closing, Buyer shall have (i) paid to Seller an amount equal to Seller's actual and reasonable engineering, architectural and consulting fees and expenses incurred in connection with presently ongoing improvement projects for the Oregon Trail and Hermiston Shopping Centers and
(ii) assumed all of Seller's obligations under the construction contracts for such improvement projects.

        8.6 TERMINATION. If any of the foregoing conditions are neither fulfilled nor waived by Seller, Seller shall have the option to terminate this Agreement by delivering to Buyer and Escrow Holder written notice of such termination; provided, however, that Seller may not terminate this Agreement under this Section 8.6 unless Buyer fails to cause any non-fulfilled condition(s) to be satisfied within three (3) days after written

                                       17.

notice thereof from Seller. If any non-fulfilled condition(s) also constitute a breach by Buyer of its obligations under this Agreement, Seller shall have the right to proceed under Section 9.12(b) below. If Seller elects to terminate this Agreement, Escrow Holder, without any further instruction from either Buyer or Seller, shall pay to Seller the Deposit if the condition that was not satisfied is the condition set forth in Section 8.1. Thereafter, this Agreement shall be null and void and of no further force or effect and, except as provided in this
Section 8.6 and Sections 5.3, 5.5, 15.2(b) and 15.10 hereof, neither party shall have any further rights or obligations hereunder, other than those rights and obligations that, by their terms survive the termination of this Agreement. In the event of such termination by Seller, all documents deposited in Escrow by Buyer or Seller shall be returned to the depositing party, the costs of the Title Company and Escrow Holder shall be borne equally by Buyer and Seller and each party hereto shall bear its own costs incurred herewith.

                                   ARTICLE IX

                               ESCROW AND CLOSING
                               ------------------

        9.1 DEPOSIT WITH ESCROW HOLDER AND ESCROW INSTRUCTIONS. Escrow herein (the "ESCROW") shall be established with Escrow Holder, at the address set forth above. Upon execution of this Agreement, the parties shall deposit an executed copy of this Agreement with Escrow Holder. This Agreement shall serve as the instructions to Escrow Holder to consummate the purchase and sale contemplated hereby.

        9.2 CLOSING.

               (a) Except as may be provided otherwise herein, the Closing shall occur on ____________, 1998, unless the parties hereto agree in writing to an earlier or later date.

               (b) If either party has complied with the terms and conditions of this Agreement before the scheduled Closing Date and the other party is not in a position to close by the scheduled Closing Date (other than for reasons beyond such party's control), the defaulting party shall be deemed to be in material breach of this Agreement. The party who has fully complied may terminate this Agreement and, whether or not this Agreement is terminated, Buyer may exercise all remedies available to it at law or in equity, and Seller's remedies shall be limited to the provisions for liquidated damages set forth in Section 4.4 hereof.

        9.3 DELIVERIES BY SELLER. At least one (1) business day prior to the Closing Date, Seller shall deliver or cause to be delivered to Escrow Holder the following:

               (a) the Deeds, duly executed and acknowledged by Seller and in recordable form;

                                       18.

               (b) Seller's Non-Foreign Affidavit, in the form of EXHIBIT F attached hereto, duly executed and acknowledged by Seller; and

               (c) any other cash, documents, or instruments called for hereunder to be paid, executed, or delivered by Seller that have not previously been delivered by Seller to Escrow Holder; and

               (d) such articles of incorporation, agreements or certificates of partnership, resolutions, authorizations, bylaws, certifications or other corporate, partnership or trust documents or agreements or other reasonable proof of authority relating to Seller as Buyer or Escrow Holder shall reasonably require in connection with this transaction.

        9.4 DELIVERIES BY BUYER. On or before the Closing Date, Buyer shall deliver or cause to be delivered to Escrow Holder the following:

               (a) immediately available funds sufficient to pay the Balance, Buyer's portion of the closing costs, the amounts owed to Seller pursuant to
Section 8.5, and any other amounts payable by Buyer in order to permit Escrow Holder to close the Escrow;

               (b) such documents as are necessary to assume the construction contracts referenced in Section 8.5; and

               (c) any other cash, documents or instruments called for hereunder to be paid, executed or delivered by Buyer or that are required for the Closing hereunder that have not been previously delivered by Buyer to Escrow Holder.

        9.5 ADDITIONAL DELIVERIES BY BUYER AND SELLER. At least one (1) business day prior to the Closing Date, Seller also shall deliver or cause to be delivered to Escrow Holder, and Buyer also shall deliver or cause to be delivered to Escrow Holder, the following documents:

               (a) the Ground Lease Assignment, duly executed and acknowledged by Seller and Buyer and in recordable form;

               (b) the Bill of Sale, duly executed and acknowledged by Seller;

               (c) the Contract Assignment, duly executed and acknowledged by Seller and Buyer;

               (d) the Lease Assignment, duly executed and acknowledged by Seller and Buyer and in recordable form; and


                                       19.

               (e) a closing statement prepared by Escrow Holder and approved by Buyer and approved by Seller.

        9.6 OTHER INSTRUMENTS. Seller shall deliver all Tenant Notices to Tenants concurrently with the Closing, and shall provide copies of same for Buyer's review not later than two (2) days prior to the Closing Date. Seller and Buyer each shall deposit any other documents or instruments that may be reasonably required by the other party and/or Escrow Holder, or that are otherwise required to close the Escrow and consummate the purchase and sale of the Property in accordance with the terms hereof.

        9.7 PRORATIONS AND APPORTIONMENTS.

               (a) All revenues from the Property and all expenses of the Property shall be prorated and apportioned as of 12:01 a.m., Pacific time, on the Closing Date (the "PRORATIONS"). Taxes shall be prorated as of the Closing Date, based on a 365-day year. Seller shall be charged and credited for such Prorations up to the Closing Date and Buyer shall be charged and credited (or, at Seller's option, paid by check for unused security or other deposits) for all of the same on and after the Closing Date. Prior to the Closing, Buyer and Seller shall review and approve the Prorations. If the actual amounts to be prorated are not then known, or if any additional expenses are incurred or income received after the date the Prorations are made, the Prorations shall be made on the basis of the best evidence then available. When actual figures are later received, a cash settlement will be made between Seller and Buyer. To the extent possible, Seller shall have all metered utilities read by the applicable utility provider as of the Closing Date. As to each utility which is so read, Seller shall have the responsibility to pay at Closing each bill therefore, and Buyer shall be responsible for all subsequent charges for such utilities. To the extent such utilities may not be read as of the Closing, such utility bills shall be prorated when the last bill incurred by Seller is received. No Prorations shall be made for rents, license payments, receivables or accounts ("REVENUES") delinquent as of the Closing Date, and no credit shall be given to Seller for any Revenues delinquent as of the Closing Date. As used in the immediately preceding sentence, the term "delinquent" shall mean, with respect to any Revenue, that the Revenue in question accrued at any time prior to the then-current calendar month. Nevertheless, if Buyer collects any Revenues that were delinquent on or before the Closing, such Revenues shall be attributed first to the current Revenues and then to the portion that was delinquent on or before the Closing and Buyer shall promptly remit to Seller the portion of such Revenues collected, if any, attributable to the period of time prior to the Closing Date; provided, however, that Seller shall not be entitled to commence any legal proceeding or alternative proceedings seeking to evict any Tenant because of such Tenant's failure to pay delinquent rents or amounts claimed to be owing by Seller.


                                       20.

               (b) Tenants may be obligated to pay Additional Rents. Seller shall estimate a "true-up" of Additional Rents as of the Closing Date, and Additional Rents shall be prorated as of the Closing on the basis of such estimated true-up. Seller and Buyer shall re-prorate Additional Rents (including any portions thereof that may be required to be refunded to Tenants) at the time that such estimated true-up is actually adjusted and/or reconciled. Any amounts that may be due from Seller as a result of such re-prorations shall be paid by Seller to Buyer promptly after written request therefor is delivered to Seller by Buyer (together with evidence reasonably satisfactory to Seller of the amounts due the Tenants). Any amounts that may be due to Seller as a result of such re-prorations shall be paid by Buyer to Seller promptly following such re-prorations. Notwithstanding the foregoing, Seller shall have reconciled fully, and made all necessary adjustments with Tenants, Additional Rents for all prior years through 1997, prior to the Closing Date. Buyer shall be responsible for reimbursing to Tenants, and may collect from Tenants, as applicable, all Additional Rents required pursuant to such reconciliation; Seller shall not be entitled to contact any Tenant with respect to such reconciliation, nor commence any legal proceeding or alternative proceedings seeking to evict any Tenant because of such Tenant's failure to pay delinquent rents or amounts claimed to be owing to Seller.

               (c) Seller shall be responsible for the payment of all leasing commissions earned prior to the Effective Date, and Buyer shall be responsible for the payment of any leasing commissions earned from and after the Effective Date, regardless of when any such leasing commissions become due, provided that such commissions have been disclosed to and approved by Buyer prior to expiration of the Inspection Period. Each party to this Agreement shall indemnify the other party against and hold the other party harmless (using counsel reasonably satisfactory to such other party) from and against any and all damages, liabilities, costs, expenses and losses (including, but not limited to attorneys' fees and costs) arising out of any action for the collection of leasing commissions that are such party's responsibility pursuant to this subsection.

               (d) The provisions of this Section shall survive the Closing.

        9.8 COSTS AND EXPENSES. Seller shall pay for that portion of the premium for the Owner's Title Policy in the amount of the Purchase Price attributable to standard coverage, and Buyer shall pay the portion attributable to extended coverage. Seller and Buyer shall share equally the cost of any city and/or county transfer taxes applicable to the transfer of the Property to Buyer. Seller shall pay all recording charges for the Deeds, the Ground Lease Assignments and the Lease Assignments, and the cost, if any, to record any corrective instruments. If Buyer elects to obtain endorsements for the Owner's Title Policy, in addition to those necessary to cure title objections as provided for in Section 6.2, Buyer shall pay all the premiums for such additional endorsements. Buyer shall also pay any prepayment fees or penalties charged by U.S. Bank in connection with the payment in full at Closing of its loans in

                                       21.

connection with the Property, any special sales, gross receipts or transaction taxes imposed on Buyer in connection with the purchase and sale of the Property. Costs and charges of the Escrow shall be borne equally by Seller and Buyer. All other taxes, costs, and charges for the sale of the Property shall be paid by Seller and/or Buyer, as the case may be, in accordance with the usual customs and practices in the respective counties in which the Real Property is located.

        9.9 INSURANCE; UTILITIES. Buyer acknowledges that Seller will cause its policies of casualty and liability insurance to be terminated with respect to the Property as of the Closing Date. Buyer shall be responsible for obtaining its own insurance as of the Closing Date and thereafter. Any deposits for utilities made by Seller shall be refunded to Seller and Buyer shall arrange for any required replacements therefor and Buyer shall be responsible for obtaining its own utilities as of the Closing Date and thereafter.

        9.10 CLOSE OF ESCROW. Provided that (i) Escrow Holder has received the documents and funds described in Sections 9.3, 9.4, and 9.5 hereof; (ii) Escrow Holder has not received prior written notice from either party to the effect that an agreement of either party made hereunder has not been performed or to the effect that any condition set forth herein has not been satisfied or waived;
(iii) Buyer has not elected to terminate its rights and obligations hereunder pursuant to Article VII; and (iv) the Title Company has issued or is unconditionally prepared and committed to issue the Owner's Title Policy to Buyer, Escrow Holder is authorized and instructed on the Closing Date to:

               (a) cause the Deed, the Ground Lease Assignment and the Lease Assignments to be recorded, in that order, in the Official Records of the appropriate counties;

               (b) deliver the cash portion of the Purchase Price to Seller, less Seller's share of closing costs and Prorations (except to the extend paid to Buyer by check in accordance with Section 9.7 hereof), in the manner specified by Seller in separate instructions to Escrow Holder;

               (c) deliver to Buyer an original of each of the Bill of Sale and the Contract Assignment, and (1) as-recorded conformed copy of each of the Deed, the Ground Lease Assignment and the Lease Assignments, and deliver to Seller an original of each of the Bill and Sale and the Contract Assignment, and (1) as-recorded conformed copy of each of the Deed, the Ground Lease Assignment and the Lease Assignment; and

               (d) deliver Seller's Non-Foreign Affidavit to Buyer.

        9.11 NOTIFICATION; CLOSING STATEMENTS. If Escrow Holder cannot comply with the instructions herein (or as may be provided later), Escrow Holder is not authorized

                                       22.

to cause the recording of any of the Documents. If Escrow Holder is unable to cause the recording, Escrow Holder shall notify the parties without delay. Immediately after the Closing, Escrow Holder shall deliver to Buyer and Seller, respectively, at their addresses listed in Section 15.1 hereof, a true, correct and complete copy of the Seller's and Buyer's Closing Statements, in forms customarily prepared by Escrow Holder, as well as all other instruments and documents to be delivered to Buyer and Seller.

        9.12   DEFAULT AND REMEDIES.

               (a) If prior to or at Closing, Seller shall have failed to perform in any material respects any of the covenants and/or agreements contained herein which are to be performed by Seller, or if any warranty or representation made by Seller herein is not true and correct in all material respects, Buyer may seek specific performance of this Agreement or may bring suit for damages against Seller; provided, however, that any suit for damages brought by Buyer shall be limited to recovery of Buyer's actual out of pocket costs and expenses incurred by Buyer in pursuit of the transactions contemplated hereby. Any such suit for specific performance or damages must be filed within the earlier of (i) ninety (90) days from and after the date Buyer has actual knowledge of any material misrepresentation or failure of warranty and (ii) one (1) year following Seller's breach or shall be deemed waived for all purposes. Notwithstanding the foregoing, absent independent arrangements between Buyer and Seller, Buyer shall not be entitled to seek redress against Seller following the Closing for breaches of representations and warranties that occurred prior to or at Closing, if such breach(es) or the facts underlying such breach(es) were known at the time of Closing by Buyer.

                      With respect to any breach of a representation or warranty of and by Seller which is not known by Buyer at Closing, Buyer shall be entitled, in addition to the foregoing remedies, to be indemnified and held harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred by Buyer and resulting from or arising out of such breach of a representation or warranty made by Seller in or pursuant to this Agreement.

               (b) If prior to or at Closing, Buyer shall have failed to perform in any material respect any of the covenants and/or agreements contained herein which are to be performed by Buyer or if any warranty or representation made by Buyer herein is not true and correct in all material respects, then Seller shall be entitled, after providing Buyer with written notice thereof and the same remaining uncured for at least five (5) days thereafter, to exercise the remedies

                                       23.

        set forth in Section 4.5, which shall be Seller's sole and exclusive remedies in such event.

                                    ARTICLE X

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

        10.1 BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as follows:

               (a) Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with full right, power, and authority to take title to the Property, and to enter into and otherwise perform and comply with the terms of this Agreement;

               (b) This Agreement and all documents executed by Buyer that are to be delivered to Seller at the Closing are, or at the time of Closing will be, duly authorized, executed and delivered by Buyer; and

               (c) This Agreement and all documents executed by Buyer that are to be delivered to Seller at the Closing are, or at the Closing will be, legal, valid and binding obligations of Buyer, and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

        10.2 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer as follows:

               (a) Seller is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Oregon, with full right, power, and authority to convey to Buyer all of Seller's right, title and interest in and to the Property, and to enter into and otherwise perform and comply with the terms of this Agreement;

               (b) This Agreement and all documents executed by Seller that are to be delivered to Buyer at the Closing are, or at the time of Closing will be, duly authorized, executed and delivered by Seller; and

               (c) This Agreement and all documents executed by Seller that are to be delivered to Buyer at Closing are, or at the time of Closing will be, legal, valid and binding obligations of Seller, and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject.


                                       24.

               (d) To the best of Seller's knowledge, Seller has good and marketable title to the Property and at Closing such title shall be subject only to the Permitted Exceptions.

               (e) To the best of Seller's knowledge, other than the Property, there are no items, tangible or intangible, real or personal, owned by the Seller or any affiliate of Seller as of now or at any time heretofore and used in conjunction with the Property or any portion thereof.

               (f) To the best of Seller's knowledge, all of the Property, and the existing uses of the Property, are in compliance with all applicable laws, ordinances, rules, regulations, and requirements of all governmental authorities having jurisdiction thereof, including, without limitation thereto, those pertaining to zoning, land use, subdivision, building, safety, fire and health.

               (g) To the best of Seller's knowledge, there is no action, suit, proceeding or investigation pending, nor to Seller's knowledge threatened, before any agency, court, or other governmental authority which relates to the Seller or the ownership, maintenance, or operation of the Property.

               (h) There is no condemnation or eminent domain proceeding affecting the Property or any portion thereof currently pending nor, to Seller's knowledge, is any such proceeding threatened.

               (i) Seller has received no notice of any failure of the Seller to comply with any applicable governmental requirements in respect of the use, occupation and construction of the Property, including but not limited to environmental, zoning, platting and other land use requirements which have not been heretofore corrected to the satisfaction of the appropriate governmental authority, and Seller has received no notice of and has no knowledge of any violations or investigations relating to any such governmental requirement.

               (j) Seller has received no notice of any default or breach by the Seller under any covenants, conditions, restrictions, rights-of-way, or easements which may effect the Seller in respect to the Property or may effect the Property or any portion thereof, and no such default or breach now exists.

               (k) To the best of Seller's knowledge, and except as disclosed by the PTRs, no special or general assessments have been levied, or to Seller's knowledge are any such assessments threatened against all or any part of the Property.

               (l) To the best of Seller's knowledge, there has been no material default or any claim of material default, and no event has occurred which with notice or lapse of time or both would constitute a material default, under any Lease, and to

                                       25.

Seller's knowledge no Tenant has asserted or has any defense, set off, or claim with regard to his tenancy pursuant to the lease, any law or otherwise.

               (m) To the best of Seller's knowledge, all water, sewer, gas, electric, telephone and drainage facilities and all other utilities required by law or by the normal use and operation of the Property are and at the time of Closing will be installed to the property lines of the Real Property, are and at the time of Closing will be connected and operating pursuant to valid permits, and are and at the time of Closing will be adequate to service the Property and to permit full compliance with all requirements of law and normal usage of the Property by Seller and its licensees and invitees. All public utilities required for the operation of the Property either enter the Property through adjoining public streets, or if they pass through adjoining private land do so in accordance with valid public easements or private easements which will inure to the benefit of Buyer at Closing and thereafter.

               (n) To the best of Seller's knowledge, the heating, ventilation, air conditioning, mechanical, electrical and other systems and equipment forming a part of or used in connection with the Property are operative and in good working condition, normal wear and tear excepted, and in compliance with all applicable laws, ordinances, regulations and requirements.

               (o) Seller is not a foreign person as defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

               (p) Seller has not received any notice or complaint from any authority or person that the Property does not comply with all applicable requirements of the Equal Opportunity for Individuals Act (ADA), 42 U.S.C. 12101 and the regulations promulgated and set forth at 28 CFR 36.401 et seq.

               (q) To the best of Seller's knowledge, the survey, mechanical and structural plans and specifications, soils reports, certificates of occupancy, warranties, operating statements, income and expense reports and all other books and records relating to or affecting the Property, and all other contracts or documents delivered to Buyer pursuant to this Agreement or in connection with the execution hereof are and at the time of Closing will be true and correct copies, are and at the time of Closing will be in full force and effect and contain no inaccuracies or misstatements of fact, and all such documents in Seller's possession or control relating to or affecting the Property have been or will be delivered to Buyer pursuant to this Agreement.

               (r) To the best of Seller's knowledge, no representation, warranty or statement of Seller in this Agreement or in any certificate, exhibit or schedule furnished or to be furnished to Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the

                                       26.

statements or facts contained therein misleading. To the best of Seller's knowledge, all such representations, warranties or statements of Seller are based upon current, accurate and complete information as of the time of their making and there has been no adverse material change in such information subsequent thereto.

               (s) The copies of the Leases delivered to Buyer are true and correct copies of all such Leases and are in full force and effect and there are no other agreements, written or oral, with respect to the tenancies. There are no unpaid amounts due and owing by Seller under any such Lease, except for amounts for which Buyer is to receive full credit through proration at Closing. No Tenant under any of the Leases has prepaid any rent or other charges for more than the current month. No Tenant under any of the Leases has any right or option to purchase the Property or any portion thereof or interest therein, and there are no outstanding agreements of sale with respect to the Property or any portion thereof or any interest therein. Except as provided in the Leases, no Tenant has the right to renew or extend any of the Leases or has any options or rights of first refusal with respect to leasing of other space, and no Tenant has the right to free rent, rebate, allowance, concession, security or other deposit.

               (t) To the best of Seller's knowledge, the copies of the Contracts and all Information previously delivered to Buyer are true and correct copies of all such Contracts and Information and are in full force and effect. There are no unpaid amounts due and owing by Seller under any such Contract, except for amounts for which Buyer is to receive full credit through proration at Closing. There are no other service or maintenance contracts relating to the Property.

               (u) Except as disclosed in writing to Buyer, there are no commissions, finder's fees or other compensation owing or which may become owing to any broker or any other person or entity with respect to any Lease or occupancy agreement including, without limitation, any such compensation with respect to any future renewals, extensions or expansions thereof.

               (v) Seller is not party to, or otherwise bound by, any collective bargaining agreement or multi-employer pension fund covering employees who service the Property.

               (w) To the best of Seller's knowledge, there is no current labor dispute with any maintenance or other personnel or employees of Seller or any contracts with respect to the Property which could adversely affect the use, operation or value of the Property.

               (x) Other than as disclosed otherwise in SCHEDULE I attached hereto and incorporated herein by this reference, Seller has obtained all licenses, permits, approvals, easements and rights of way required from all governmental authorities

                                       27.

having jurisdiction over the Property or from private parties for the normal use and operation of the Property and to ensure free and unimpeded vehicular and pedestrian ingress to and egress from the Property as required to permit the normal intended usage of the Property by the tenants thereof, their invitees and customers. Seller has materially complied with all such licenses and permits and has not received any notice that any such licenses or permits will not be renewed upon expiration, or of any material conditions which will be imposed in order to receive any such renewal.

               (y) Seller knows of no facts nor has Seller failed to disclose to Buyer any fact which would prevent Buyer from using and operating the Property after Closing in the manner in which the Property has been used, leased and operated prior to the date hereof.

               (z) Seller has not committed nor obligated itself in any manner whatsoever to sell the Property to any party other than Buyer. Seller has not hypothecated or assigned any rents or income from the Property in any manner, other than pursuant to any existing mortgage financing secured by the Property as of the Effective Date.

               (aa) With respect to each of the Ground Leases: (i) Seller is the sole tenant thereunder; (ii) there exists no default of Seller thereunder, or any event, fact or circumstance, which with the giving of notice or passage of time, or both, would constitute a default thereunder, nor to Seller's knowledge does there exist any default of the landlord thereunder, or any event, fact or circumstance, which with the giving of notice or passage of time, or both, would constitute a default thereunder and (iii) there has been no modification or amendment thereto except as disclosed in writing to Buyer.

               (ab) ENVIRONMENTAL MATTERS. Except as set forth on Schedule 2, no governmental authority has notified Seller of the need to take corrective action regarding elimination or control of Hazardous Materials on or about the Property. Except as set forth on Schedule 2, and except in accordance with applicable laws, neither Seller nor, to the best of Seller's knowledge, any other tenant, occupant or user of the Property has used, generated, manufactured, installed, released, discharged, stored or disposed of any Hazardous Materials on, under, in or about the Property, or transported any Hazardous Materials to or from the Property, and there are no Hazardous Materials or underground storage tanks located on, under, in or about the Property.

               (ac) Seller shall hold as confidential all information concerning Buyer or the transaction contemplated hereby disclosed to Seller in connection with said transaction; and Seller shall not, prior to Closing, release any such information to third parties without Buyer's prior written consent, except pursuant to a court order requiring such release or as otherwise may be required by law.

                                       28.

As used herein, the phrase "Seller's Knowledge" or words of similar import means the collective, actual knowledge of David Zimel and Jack Baron, without imputation from any other source.

No examination or investigation of the Property by or on behalf of the Buyer prior to the Closing shall in any way modify, affect, or diminish Seller's obligation under the representations, warranties, covenants, and agreements contained in this Agreement.

        10.3 CONTINUATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by the respective parties contained in this
Article 10 are intended to and shall remain true and correct as of the time of the Closing, shall be deemed to be material, and shall survive the execution and delivery of this Agreement, the delivery of the Deed and transfer of title to the Property for a period of one (1) year following the Closing Date.

                                   ARTICLE XI

                                   POSSESSION
                                   ----------

        Possession of the Property shall be delivered to Buyer immediately following the Closing, subject to the rights of Tenants.

                                   ARTICLE XII

                            OPERATION OF THE PROPERTY
                            -------------------------

        During the Escrow Period, Seller shall not accept any payment of rent (except as a security deposit) or other charges from any tenant of the Property applicable to a period exceeding one (1) month in advance, nor apply any security deposit to rent due from any tenant of the Property without in each case obtaining Buyer's prior written consent thereto (which consent shall not be unreasonably withheld or delayed by Buyer). In addition to the foregoing,
Seller: (i) shall manage, maintain, operate, and service the Property consistent with standards in the industry for the first class operation of similar projects of comparable quality in the same area as the Property is located, maintaining present services; (ii) shall keep the Property and every portion thereof in reasonably good working order and repair; (iii) shall maintain a sufficient inventory of supplies, materials, equipment and other personal property for the proper management, maintenance, operation and servicing of the Property; and
(iv) shall not, except with Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed by Buyer), approve, consent to, or otherwise permit any material change in the operations of the Property during the Escrow Period, including, without limitation:


                                       29.

        (a) any material alterations to the Improvements except as may be necessary in order to perform ordinary, scheduled maintenance;

        (b) cancellation of or material reduction in the amount or scope of coverage under any insurance currently maintained with respect to the Property;

        (c) cancellation or surrender of any existing Permit; and

        (d) any other material variation from Seller's ordinary course of business in connection with the Property.

                                  ARTICLE XIII

                  LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION
                  --------------------------------------------

        13.1 DAMAGE OR DESTRUCTION.

               (a) Before the Closing, risk of loss with regard to the Property shall be borne by Seller. If, before the Closing, the Improvements or the Personal Property are destroyed or materially damaged, Buyer's rights and obligations with respect to the Property shall be as follows:

                      (i) if with respect to any Shopping Center the destruction or damage involves a diminution in value equal to or less than One Hundred Thousand and No/100ths Dollars ($100,000.00) or with respect to the Property a diminution in value equal to or less than Two Hundred Thousand and No/100ths Dollars ($100,000.00) (each, a "DIMINUTION THRESHOLD"), Buyer shall be obligated to proceed to close the transaction (subject to satisfaction of the other provisions hereof) and, if, but only if, Escrow actually closes, Buyer shall receive a credit against the Purchase Price equal to the lesser of (A) the cost to repair the damage or destruction and (B) the amount of the deductible under Seller's casualty insurance policy; or

                      (ii) if the destruction or damage involves a diminution in value of more than the Diminution Threshold, Buyer shall have the option (which must be exercised by Buyer within fifteen (15) calendar days after Buyer's receipt of written notice from Seller advising of such destruction or damage), to terminate this Agreement as to that portion of the Property attributable to the affected Shopping Center and proceed with the Closing as to the remainder of the Property, or to terminate this Agreement as to all of the Property. If Buyer elects to proceed with Closing, Buyer shall receive a credit against the Purchase Price equal to the lesser of (A) the cost to repair the damage or destruction and (B) the amount of the deductible under Seller's casualty insurance policy.


                                       30.

               (b) If Buyer and Seller cannot agree as to the diminution in value, then such diminution in value shall be determined by subtracting from the Purchase Price the fair market value of the Property after the damage, as determined by an M.A.I. appraiser appointed by two (2) other M.A.I. appraisers nominated one (1) each by Seller and Buyer. The expense of the appraiser shall be borne equally by Buyer and Seller.

               (c) If Buyer is obligated or elects to proceed to close the transaction under either subsection (a)(i) or (a)(ii) above, all casualty insurance proceeds from Seller's casualty insurance policy shall be assigned by Seller to Buyer at the Closing and forwarded to Buyer immediately upon receipt thereof by Seller.

               (d) If Buyer elects to terminate this Agreement under subsection
(a)(ii) above, this Agreement shall become null and void and of no further force or effect as to all unperformed rights and obligations of the parties and, except as provided in Sections 5.3, 5.5, 15.2(b) and 15.10 hereof, neither Buyer nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason thereof, other than those rights and obligations that, by their terms, survive termination of this Agreement. In the event of such termination, the costs of the Title Company and Escrow Holder shall be borne equally by Buyer and Seller. Also, each party shall bear its own costs incurred hereunder.

        13.2 CONDEMNATION.

               (a) If, before the Closing, all of the Property shall be taken by condemnation or eminent domain, this Agreement shall become null and void and of no further force or effect as to all unperformed rights and obligations of the parties and, except as provided in Sections 5.3, 5.5, 15.2(b) and 15.10 hereof, neither Buyer nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof, other than those rights and obligations that, by their terms, survive the termination of this Agreement. In the event of such termination, the costs of the Title Company and Escrow Holder shall be borne equally by Buyer and Seller. Also, each party shall bear its own costs incurred hereunder.

               (b) If, before the Closing, (i) less than all of the Property shall be taken by condemnation or eminent domain, (ii) there is any taking of land lying in the bed of any street, road, highway or avenue, open or proposed, in front of or adjoining all or any part of the Land, or (iii) there is any change of grade of such street, road, highway or avenue, provided such taken or change of grade involves a diminution in value of more than the Diminution Threshold, then Buyer, at Buyer's option, may terminate this Agreement as to that portion of the Property attributable to the affected Shopping Center and proceed with the Closing as to the remainder of the Property, or to terminate this Agreement as to all of the Property. If Buyer elects to terminate this Agreement under this subsection (b), this Agreement shall become null and void and

                                       31.

of no further force or effect and, except as provided in Sections 5.3, 5.5, 15.2(b) and 15.10 hereof, neither Buyer nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof, other than those rights and obligations that, by their terms, survive the termination of this Agreement. In the event of such termination, the costs of the Title Company and Escrow Holder shall be borne equally by Buyer and Seller. Also, each party shall bear its own costs incurred hereunder.

               (c) If Buyer and Seller cannot agree as to the diminution in value, then such diminution in value shall be determined by subtracting from the Purchase Price the fair market value of the Property after the taking, as determined by an M.A.I. appraiser appointed by two (2) other M.A.I. appraisers nominated one (1) each by Seller and Buyer. The expense of the appraiser shall be borne equally by Buyer and Seller.

               (d) If this Agreement is not terminated in accordance with the foregoing, or if such taking involves a diminution in value equal to or less than the Diminution Threshold, Buyer shall accept title to the Property subject to such taking. In such event, Buyer shall receive a credit against the Purchase Price in amount of the diminution in value, and the award for such taking shall be paid to Seller.

                                   ARTICLE XIV

                          ENVIRONMENTAL INDEMNIFICATION
                          -----------------------------

        14.1 AGREEMENT BY SELLER TO INDEMNIFY. Seller agrees to indemnify and hold the Buyer and its officers, directors, employees and agents of each thereof (collectively, the "INDEMNIFIED PARTY") harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel and paralegal fees and expenses) incurred or suffered by the Indemnified Party (collectively, "INDEMNIFIABLE DAMAGES") resulting from or arising out of any breach of the representation or warranty made by Seller pursuant to Section 10.2(ab) "Indemnifiable Damages" shall specifically include, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, restoration or other response work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present as a result of any action or inaction on the part of Seller or it agents, employees, contractors, invitees or tenants in any improvements on the Property or the soil or ground water on, under or adjacent to the Property.

        14.2 The provisions of this Article 14 shall survive the Closing (i) for a period of one (1) year as to all environmental matters covered by this Article XIV for which no disclosure has been made by Seller to Buyer as of Closing.


                                       32.

                                   ARTICLE XV

                                  MISCELLANEOUS
                                  -------------

        15.1 NOTICES. Any communication, notice or demand of any kind whatsoever that either party may be required or may desire to give to or serve upon the other shall be in writing, addressed to the parties at the addresses set forth below, and delivered by personal service, by Federal Express or other reputable overnight delivery service, or by facsimile transmission:


               If to Seller:        c/o Mercury Development
                                    7180 S.W. Fir Loop, Suite 100
                                    Tigard, OR  97223

                                    Attn: David Zimel, President

                                    Telephone No.: (503)968-1850
                                    Facsimile No.: (503)968-2542

               With a copy to:      Miller, Nash, Wiener, Hager & Carlsen LLP
                                    3500 U.S. Bancorp Tower
                                    111 S.W. Fifth Avenue
                                    Portland, Oregon  97204-3699

                                    Attn: Harvey Barragar, Esq.

                                    Telephone No.: (503)224-5858
                                    Facsimile No.: (503)224-0155

               If to Buyer:         Pan Pacific Retail Properties, Inc.
                                    1631-B South Melrose Drive
                                    Vista, California 92083

                                    Attention: Stuart Tanz,
                                               President and Chief Executive
                                               Officer

                                    Telephone No.: (760) 727-1002
                                    Facsimile No.: (760) 727-1430



                                       33.

               With a copy to:      Hale Lane Peek Dennison Howard and Anderson
                                    100 West Liberty Street, 10th Floor
                                    Reno, Nevada 89501

                                    Attention: William C. Davis, Jr., Esq.

                                    Telephone No.: (702) 327-3000
                                    Facsimile No.: (702) 786-6179


               Any such notice shall be deemed delivered as follows: (a) if personally delivered, the date of delivery to the address of the person to receive such notice; (b) if sent by Federal Express or other reputable overnight courier service, the date of delivery to the address of the person to receive such notice; or (c) if sent by facsimile transmission, on the Business Day transmitted to the person to receive such notice if sent by 5:00 p.m.,Pacific time, on such Business Day, and the next Business Day if sent after 5:00 p.m., Pacific time, or on a day other than a Business Day. Any notice sent by facsimile transmission must be confirmed by sending by Federal Express or other reputable overnight delivery service a copy of the notice sent by facsimile transmission. Any party may change its address for notice by written notice given to the other at least five (5) calendar days before the effective date of such change in the manner provided in this Section 15.1.

        15.2 BROKERS AND FINDERS. In the event of a claim for broker's fees, finder's fees, commissions or other similar compensation in connection herewith:
(i) Buyer, if such claim is based upon any agreement alleged to have been made by Buyer, shall indemnify, defend (using counsel reasonably satisfactory to Seller) and hold Seller harmless from and against any and all damages, liabilities, costs, expenses and losses (including, without limitation, attorneys' fees and costs) that Seller sustains or incurs by reason of such claim; and (ii) Seller, if such claim is based upon any agreement alleged to have been made by Seller, shall indemnify, defend (using counsel reasonably satisfactory to Buyer) and hold Buyer harmless from and against any and all damages, liabilities, costs, expenses and losses (including, without limitation, attorneys' fees and costs) that Buyer sustains or incurs by reason of such claim. The provisions of this subsection shall survive the termination of this Agreement or the Closing.

        15.3 SUCCESSORS AND ASSIGNS. Buyer may assign and delegate its rights and obligations hereunder to the DownREIT LLC with respect to any or all of the Shopping Centers and those portions of the Property related thereto (each, a "Shopping Center Property"); and upon each such assignment and delegation, the DownREIT LLC shall be deemed the Buyer hereunder for all purposes with respect to such portion of the Property. In the event less than all of Buyer's rights hereunder are assigned to the DownREIT LLC, then as to the Shopping Center Property(ies) for which no assignment is made, Buyer and Seller shall enter into a new Purchase and Sale Agreement for such

                                       34.

unassigned Shopping Center Property(ies) on terms consistent with those applicable to such Shopping Center Property(ies) hereunder, and otherwise in the form of this Agreement. Other than such assignment, neither Seller nor Buyer may assign their rights hereunder without the prior written consent of the other party, which consent may be withheld in such party's sole and absolute discretion; and any attempted or purported assignment in contravention of the terms and provisions of this Section 15.3 shall be null and void. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, administrators and permitted successors and assigns.

        15.4 AMENDMENTS. This Agreement may be amended or modified only by a written instrument executed by both parties.

        15.5 INTERPRETATION. Words used in the singular shall include the plural, and vice-versa, and any gender shall be deemed to include the other. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof. Further, each party hereby acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

        15.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

        15.7 MERGER OF PRIOR AGREEMENTS. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written representations, warranties, statements, documents, understandings and agreements with respect thereto.

        15.8 ATTORNEYS' FEES AND COSTS. If either Buyer or Seller brings any suit or other proceeding with respect to the subject mater or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, without limitation, attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Section 101 et seq., or any successor statutes.


                                       35.

        15.9 TIME OF ESSENCE. Time is of the essence of this Agreement.

        15.10 CONFIDENTIALITY. Buyer and Seller agree that, to the extent reasonably practical, they shall keep the contents of this Agreement and the contents of any environmental report prepared by or for Buyer in connection with this Agreement confidential and that no publicity or press release to the general public or otherwise with respect to this transaction shall be made by either party without the prior written consent of the other party (which consent may be given or denied in the other party's sole and absolute discretion), except that Buyer is hereby authorized to prepare and issue a press release to the general public announcing its purchase of the Property at the Closing. Otherwise, the confidentiality provisions of this Section 15.10 shall survive the Closing.

        15.11 NO WAIVER. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party make the waiver.

        15.12 FURTHER ACTS. Each party, at the request of the other, shall execute, acknowledge (if appropriate) and deliver whatever additional documents, and do such other additional acts, as may be reasonably required in order to accomplish the intent and purposes of this Agreement.

        15.13 EXHIBITS. Exhibits A through H, inclusive, and Schedules I and 2 are attached hereto and incorporated herein by reference.

        15.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument, with the same effect as if all of the parties to this Agreement had executed the same counterpart. Any signature page of any counterpart of this Agreement may be detached and reattached to any other counterpart of this Agreement.

        15.15 NO INTENT TO BENEFIT THIRD PARTIES. Seller and Buyer do not intend by any provision of this Agreement to confer any right, remedy or benefit upon any third party, and no third party shall be entitled to enforce, or otherwise shall acquire any right, remedy or benefit by reason of, any provision of this Agreement.

        15.16 PERFORMANCE DUE ON DAY OTHER THAN BUSINESS DAY. If the time period for the performance of any act called for under this Agreement expires on a Saturday, Sunday or Holiday, the act in question may be performed on the next succeeding Business Day.


                                       36.

        15.17 JOINT AND SEVERAL OBLIGATIONS. If Buyer or Seller is comprised of more than one person or entity, then all persons or entities that comprise Buyer and Seller, as applicable, shall be jointly and severally liable for all the covenants, agreements, and obligations of Buyer or Seller, as the case may be, contained in this Agreement.

        15.18 SURVIVAL OF OBLIGATIONS. In addition to terms which by their express provision are to survive the Closing, all other terms and provisions which by their nature are to be performed or be applicable after the Closing shall survive the Closing.

        15.19 AUDIT RESPONSIBILITIES. From time to time, both before and after Closing, Buyer may be engaged in financing and other transactions which will require that both Buyer and the operation of the Property be audited as to then current and past operations of the Property, including periods of time during which Seller owned the Property. As a material inducement for Buyer to enter into this Agreement, Seller agrees that upon written request of Buyer, Seller shall render its timely and cooperative efforts, at no additional cost to Seller, to any such auditors in delivering such responses to inquiries and information as is within the knowledge or records of Seller with respect to the operations of the Property or which is within the control or reasonable ability of Seller to obtain, including, without limitation, operating statements and other financial information relevant to the Property and its operations. In addition to the foregoing, Seller shall sign and deliver to any such auditor, such auditor's standard representation letter with respect to the foregoing matters, revised by Seller only to the extent necessary to make same true and correct as to the matters represented therein by Seller.

        15.20 OREGON STATUTORY DISCLAIMER. THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH, IN FARM OR FOREST AREAS, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND WHICH LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.090 IN ALL ZONES. BEFORE SIGNING OF ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND EXISTENCE OF FIRE PROTECTION FOR STRUCTURES.


                                       37.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates written below.

                                          "Seller"

                                          PORTLAND FIXTURE LIMITED PARTNERSHIP,
                                          AN OREGON LIMITED PARTNERSHIP


                                          /s/ DAVID P. ZIMEL
                                          ------------------------------------
                                          By:  DAVID P. ZIMEL
                                          Its: PRESIDENT


                                          "Buyer"

                                          PAN PACIFIC RETAIL PROPERTIES, INC.,
                                          A MARYLAND CORPORATION


                                          /s/ STUART A. TANZ
                                          --------------------------------------
                                          By:  STUART A. TANZ
                                          Its: PRESIDENT & CHIEF EXECUTIVE
                                               OFFICER




                                       38.

                        ACCEPTANCE OF ESCROW INSTRUCTIONS

        The undersigned, as Escrow Holder in connection with the purchase and sale of the Property, hereby acknowledges the terms and conditions of the escrow instructions set forth in this Agreement and agrees to perform its obligations in connection therewith.


                                             "ESCROW HOLDER"



                                             By:
                                                 -------------------------------

                                             Print Name:
                                                         -----------------------

                                             Print Title:
                                                          ----------------------


                                       39.

                                    EXHIBIT A

                  SCHEDULE AND LEGAL DESCRIPTION OF PROPERTIES

                                    EXHIBIT B

                                  FORM OF DEED

                              [See Following Pages]

AFTER RECORDING RETURN TO:

Pan Pacific Retail Properties, Inc.
1631-B South Melrose Drive
Vista, California  92083

Attn:   David L. Adlard,
        Vice President and CFO

UNTIL A CHANGE IS REQUESTED, ALL TAX STATEMENTS SHALL BE SENT TO:

Pan Pacific Retail Properties, Inc.
1631-B South Melrose Drive
Vista, California  92083

Attn:   David L. Adlard,
        Vice President and CFO


                         STATUTORY BARGAIN AND SALE DEED

                                    (OREGON)

        _____________________________________, Grantor, conveys to , Grantee, the improvements located on the real property described as Parcels ____________________ and the land and improvements described in
_______________________________ in EXHIBIT A attached hereto.

        This conveyance is made by Grantor and accepted by Grantee subject to those matters set forth on EXHIBIT B attached hereto.

        The true consideration for this conveyance is $______________.

        THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

        Executed as of this _____ day of _______________, 1998.

                                            GRANTOR:

                                            ------------------------------------

                                            ------------------------------------

                                            By:
                                                --------------------------------

                                            Its:
                                                 -------------------------------



                           ALL-PURPOSE ACKNOWLEDGMENT

STATE OF OREGON       )
                      )ss.
COUNTY OF __________  )

        On the _____ day of _______________, 1998, before me,
___________________, a Notary Public in and for the State of _____________,
personally appeared ________________________, personally known to me (or proved tome on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                                            -----------------------------------
                                            NOTARY PUBLIC, in and for said
                                            County and State
                                            My Commission Expires:____________

                                   EXHIBIT B-1

                         FORM OF GROUND LEASE ASSIGNMENT

                              [See Following Pages]

RECORDING REQUESTED BY,
WHEN RECORDED MAIL TO:

Pacific Retail Properties, Inc.
1631-B South Melrose Drive
Vista, California  92083

Attn: David L. Adlard,
      Vice President and CFO


================================================================================

                    ASSIGNMENT AND ASSUMPTION OF GROUND LEASE
                    -----------------------------------------

        This ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this "ASSIGNMENT") is made as of this _____ day of _______________,1998, by PORTLAND FIXTURE LIMITED PARTNERSHIP, an Oregon limited partnership ("ASSIGNOR"), and PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation ("ASSIGNEE").

                                R E C I T A L S :
                                -----------------

        A. Assignor is presently the owner and holder of all of the lessee's interest in the leasehold interest created by that certain Lease dated December 3, 1975, entered into by and between Merle Weissenfluh, as lessor, and Portland Fixture Co., a corporation, and Fuhrman Development Co., a corporation, as lessee, (the "GROUND LEASE"), which Ground Lease affects the real property located in the County of Umatilla, State of Oregon, more particularly described in Exhibit A attached hereto and incorporated herein by this reference the ("PROPERTY"); and

        B. Pursuant to that certain Purchase and Sale, Exchange and Ground Lease Assignment and Agreement and Escrow Instructions, dated as of September ___, 1998 (the "AGREEMENT"), by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor all of Assignor's right, title, estate and interest as lessee in, to and under the Ground Lease.

        NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Assignor and Assignee hereby agree as follows:

        1. Assignment. Assignor hereby grants, transfers, conveys and assigns to Assignee all of Assignor's right, title, estate and interest in, to and under the Ground Lease, together with (i) any and all right, title, estate and interest of Assignor as lessee or tenant under the Ground Lease, whether now owned or hereafter acquired, in and to the real property which is the subject thereof and any improvements and fixtures located thereon, (ii) any rights, privileges, easements, rights of way, or appurtenances appertaining thereto (including, without limitation, any and all rents, issues, profits, royalties, license revenues, concession revenues, income and other benefits derived from such real property hereafter accruing, and any and all claims, causes of action, rights to proceeds or awards related to such real property hereafter accruing), and (iii) all right, title, estate and interest of Assignor in and to security deposits and prepaid rents, if any, as have been paid by Assignor pursuant to the Ground Lease.

        2. Assumption. Assignee hereby accepts such assignment of Assignor's right, title, estate and interest in, to and under the Ground Lease, and, in addition, (i) assumes and agrees to be bound by all of the terms of the Ground Lease, and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessee under the Ground Lease from and after the execution and delivery of this Assignment by Assignor and Assignee.

        3. Indemnification of Assignor. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignee's failure to keep, perform, fulfill and observe any of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessee under the Ground Lease from and after the execution and delivery of this Assignment by Assignor and Assignee.

        4. Indemnification of Assignee. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignor's failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessee under the Ground Lease prior to the execution and delivery of this Assignment by Assignor and Assignee.

        5. Rentals. All rents payable under or pursuant to the Ground Lease shall be prorated as between Assignor and Assignee pursuant to, and in accordance with, the terms of the Agreement.

        6. Further Assurances. Assignor hereby covenants that it will, at any time and from time to time following a written request therefor, execute and deliver to Assignee and its successors and assigns, any additional or confirmatory instruments and take such further acts (including, without limitation, sending notices of this Assignment to the landlord under the Ground Lease) as Assignee may reasonably request to evidence fully the assignment contained herein.

        7. Appointment. Assignor hereby irrevocably appoints Assignee and its successors and assigns, as the true and lawful attorney and agent of Assignor, in Assignor's name and stead, to enforce the provisions of the Ground Lease.

        8 Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

        9. Survival of Certain Provisions. The provisions of Sections 2, 3, 4, 5, 6 and 7 hereof shall survive the execution and delivery of this Assignment by Assignor and Assignee and the grant, transfer, conveyance, and assignment of the Ground Lease pursuant hereto.

        10. Governing Law. This Assignment shall be construed in accordance with and governed by the laws of the State of Oregon.

        11. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

                                    "Assignor"

                                    PORTLAND FIXTURE LIMITED PARTNERSHIP,
                                    AN OREGON LIMITED PARTNERSHIP



                                    -----------------------------------------
                                    By:
                                    Its:


                                    [signatures continue]

                                    "Assignee"

                                    PAN PACIFIC RETAIL PROPERTIES, INC.,
                                    A MARYLAND CORPORATION



                                    ---------------------------------------
                                    By:  STUART A. TANZ
                                    Its: PRESIDENT & CHIEF EXECUTIVE OFFICER





STATE OF__________________   )
                             )ss.
COUNTY OF ________________   )

        On the ____ day of _______________, 1998, before me, a Notary Public in and for said State, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

Signature __________________________________                     (Seal)

STATE OF _________________   )
                             )ss.
COUNTY OF ________________   )

        On this _____ day of _______________, 1998, before me, a Notary Public in and for said State, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.



Signature _________________________________                      (Seal)

                                    EXHIBIT C

                              FORM OF BILL OF SALE

                              [See Following Pages]

                                  BILL OF SALE

        For valuable consideration, the receipt and sufficiency of which are hereby acknowledged,
_______________________________________________________________ ("TRANSFEROR"),
hereby sells, bargains, transfers, assigns, grants, delivers and conveys to PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation ("TRANSFEREE"), all of the personal property owned by Transferor and located on, or used in connection with, the real property located in the County of ___________, State of Oregon, described in Exhibit A attached hereto and incorporated herein by this reference, including, without limitation, those items described on Exhibit B attached hereto and incorporated herein by this reference (collectively, the "PERSONAL PROPERTY").

        TO HAVE AND TO HOLD the Personal Property, together with, all and singular, the rights and appurtenances thereto belonging to Transferee, its successors and assigns.

        Transferor hereby covenants that it will, at any time and from time to time, following a written request therefor, execute and deliver to Transferee and its successors and assigns, any additional or confirmatory instruments and take such further acts as Transferee may reasonably request to evidence fully the conveyance contained herein.

        DATED: this _____ day of _______________, 1998.


                                            ------------------------------------

                                            ------------------------------------


                                            By:
                                                --------------------------------

                                            Its:
                                                  ------------------------------

                                                        "Transferor"

                                    EXHIBIT D

                           FORM OF CONTRACT ASSIGNMENT

                              [See Following Pages]

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS,
                     ---------------------------------------
                            PERMITS AND OTHER RIGHTS
                            ------------------------

        THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS, PERMITS AND OTHER RIGHTS (this "ASSIGNMENT") is made as of this _____ day of _______________, 1998, by __________________________________________________ ("ASSIGNOR"), and PAN PACIFIC
RETAIL PROPERTIES, INC, a Maryland corporation ("ASSIGNEE").

                                R E C I T A L S :
                                -----------------

        A. Assignor is a party to and presently has certain rights under those contracts more particularly described in Schedule I attached hereto and incorporated herein by this reference (collectively, the "AGREEMENTS"); and

        B. Pursuant that certain Purchase and Sale Agreement and Escrow Instructions, dated as of ____________, 1998 (the "AGREEMENT"), by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor all of Assignor's right, title and interest in and to the real property located in the County of ___________, State of Oregon, described in Exhibit A attached hereto and incorporated herein by this reference (the "REAL PROPERTY"), together with all of Assignor's right, title, and interest in and to the Agreements.

        NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

        1. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, subject to the provisions of the Agreements, all of Assignor's right, title, and interest (if any) in and to the Agreements, all plans, drawings and specifications for the improvements located upon the Real Property, and all intangible property exclusively used or useful in connection with the Real Property or the improvements thereon to the extent assignable by Assignor, including, without limitation, all tradenames exclusively used or useful in connection with the Real Property, and all approvals, variances, entitlements, contract rights, guarantees, licenses, permits, approvals and warranties. The Agreements and the other property and rights assigned in this Section 1 are hereinafter collectively referred to as the "CONTRACTS".

        2. Assumption. Assignee hereby accepts such assignment of the Contracts and, in addition, (i) assumes and agrees to be bound by all of the terms of the Contracts, and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements and conditions required to be kept, performed, fulfilled, and observed by Assignor under, or with respect to, the Contracts from and after the execution and delivery of this Assignment by Assignor and Assignee.

        3. Indemnification of Assignor. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon the failure of Assignee to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, or observed by Assignor under, or with respect to, the Contracts from and after the execution and delivery of this Assignment by Assignor and Assignee.

        4. Indemnification of Assignee. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon the failure of Assignor to keep, perform, fulfill, and observe all of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, or observed by Assignor under, or with respect to, the Contracts prior to the execution and delivery of this Assignment by Assignor and Assignee.

        5. Contract Payments. All amounts payable by Assignor or to Assignor under or pursuant to the Contracts shall be prorated as between Assignor and Assignee pursuant to, and in accordance with, the terms of the Agreement.

        6. Further Assurances. Assignor hereby covenants that it will, at any time and from time to time following a written request therefor, execute and deliver to Assignee and its successors and assigns, any additional or confirmatory instruments and take such further acts as Assignee may reasonably request to evidence fully the assignment contained herein.

        7. Appointment. Assignor hereby irrevocably appoints Assignee and its successors and assigns, as the true and lawful attorney and agent of Assignor, in Assignor's name and stead, to enforce the provisions of the Contracts.

        8. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

        9. Governing Law. This Assignment shall be construed in accordance with and governed by the laws of the State of Oregon.

        10. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

        11. Survival of Certain Provisions. The provisions of Sections 2, 3, 4, 5, 6 and 7 hereof shall survive the execution and delivery of this Assignment by Assignor and Assignee and the assignment of the Contracts pursuant hereto.


                                            ------------------------------------

                                            ------------------------------------


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                                            "Assignor"


                                            PAN PACIFIC RETAIL PROPERTIES, INC.,
                                            a Maryland corporation


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                                            "Assignee"

                                    EXHIBIT E

                            FORM OF LEASE ASSIGNMENT

                              [See Following Pages]

RECORDING REQUESTED BY,
WHEN RECORDED MAIL TO:

Pacific Retail Properties, Inc.
1631-B South Melrose Drive
Vista, California  92083

Attn:  David L. Adlard,
       Vice President and CFO


================================================================================

                       ASSIGNMENT AND ASSUMPTION OF LEASES
                       -----------------------------------

        This ASSIGNMENT AND ASSUMPTION OF LEASES (this "ASSIGNMENT") is made as of this _____ day of _______________,1998, by ________________________________
_________________________________ ("ASSIGNOR"), and PAN PACIFIC RETAIL
PROPERTIES, INC., a Maryland corporation ("ASSIGNEE").

                                R E C I T A L S :
                                -----------------

        A. Assignor is presently the owner and holder of all of the lessor's interest in the leases and tenancies described in Schedule I attached hereto and incorporated herein by this reference (collectively, the "LEASES"), which Leases affect the real property located in the County of ___________, State of Oregon, more particularly described in Exhibit A attached hereto and incorporated herein by this reference the ("PROPERTY"); and

        B. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of _____________, 1998 (the "AGREEMENT"), by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor all of Assignor's right, title, estate and interest in and to the Property and all of Assignor's right, title, estate and interest as lessor in, to and under the Leases.

        NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Assignor and Assignee hereby agree as follows:

        1. Assignment. Assignor hereby grants, transfers, conveys and assigns to Assignee all of Assignor's right, title, estate and interest in, to and under the Leases, together with (i) any and all right, title, estate and interest of Assignor as lessor or landlord under the Leases, whether now owned or hereafter acquired, in and to the real property which is the subject thereof and any improvements and fixtures located thereon, (ii) any rights, privileges, easements, rights of way, or appurtenances appertaining thereto (including, without limitation, any and all rents, issues, profits, royalties, license revenues, concession revenues, income and other benefits derived from such real property hereafter accruing, and any and all claims, causes of action, rights to proceeds or awards related to such real property hereafter accruing), (iii) all right, title, estate and interest of Assignor in and to security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and have not, prior to the date hereof, been applied or repaid by Assignor, and (iv) all right, title, estate and interest of Assignor in and to subleases, if any, relating to such real property.

        2. Assumption. Assignee hereby accepts such assignment of Assignor's right, title, estate and interest in, to and under the Leases, and, in addition,
(i) assumes and agrees to be bound by all of the terms of the Leases, and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases from and after the execution and delivery of this Assignment by Assignor and Assignee.

        3. Indemnification of Assignor. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignee's failure to keep, perform, fulfill and observe any of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases from and after the execution and delivery of this Assignment by Assignor and Assignee.

        4. Indemnification of Assignee. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignor's failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases prior to the execution and delivery of this Assignment by Assignor and Assignee.

        5. Rentals. All rents payable under or pursuant to the Leases shall be prorated as between Assignor and Assignee pursuant to, and in accordance with, the terms of the Agreement.

        6. Further Assurances. Assignor hereby covenants that it will, at any time and from time to time following a written request therefor, execute and deliver to Assignee and its successors and assigns, any additional or confirmatory instruments and take such further acts (including, without limitation, sending notices of this Assignment to the tenants under the Leases) as Assignee may reasonably request to evidence fully the assignment contained herein.

        7. Appointment. Assignor hereby irrevocably appoints Assignee and its successors and assigns, as the true and lawful attorney and agent of Assignor, in Assignor's name and stead, to enforce the provisions of the Leases.

        8 Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

        9. Survival of Certain Provisions. The provisions of Sections 2, 3, 4, 5, 6 and 7 hereof shall survive the execution and delivery of this Assignment by Assignor and Assignee and the grant, transfer, conveyance, and assignment of the Leases pursuant hereto.

        10. Governing Law. This Assignment shall be construed in accordance with and governed by the laws of the State of Oregon.

        11. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.


                                            ------------------------------------

                                            ------------------------------------

                                            By:
                                                --------------------------------
                                            Its:
                                                 -------------------------------

                                                           "Assignor"

                                            PAN PACIFIC RETAIL PROPERTIES, INC.,
                                            a Maryland corporation


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                                             "Assignee"


STATE OF__________________    )
                              )ss.
COUNTY OF ________________    )

        On the ____ day of _______________, 1998, before me, a Notary Public in and for said State, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

Signature __________________________________                 (Seal)

STATE OF _________________   )
                             )ss.
COUNTY OF ________________   )

        On this _____ day of _______________, 1998, before me, a Notary Public in and for said State, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.



Signature _________________________________                   (Seal)

                                    EXHIBIT F

                     FORM OF SELLER'S NON-FOREIGN AFFIDAVIT

                              [See Following Pages]

                              NON-FOREIGN AFFIDAVIT
                              ---------------------

        Section 1445 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person, to inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by _____________________________________________________
("TRANSFEROR"), the undersigned hereby certifies the following on behalf of
Transferor:

        1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the IRC and the regulations promulgated thereunder);

        2. Transferor's U.S. taxpayer I.D. number is _________________; and

        3. Transferor's office address is __________________________________
____________________________________________________________________________.

        Transferor understands that this certification may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalties of perjury, I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

                                            "TRANSFEROR"

                                            ------------------------------------

                                            ------------------------------------

                                            By:
                                                --------------------------------

                                            Its:
                                                 -------------------------------

STATE OF __________________    )
                               )ss.
COUNTY OF ________________     )

        On the ____ day of _______________, 1998, before me, a Notary Public in and for said State, personally appeared __________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

Signature __________________________________                  (Seal)

                                    EXHIBIT G

                             FORM OF TENANT NOTICES

                             [See Following Pages.]

                              _______________, 1998



VIA CERTIFIED MAIL --
RETURN RECEIPT REQUESTED

------------------------
------------------------
------------------------
------------------------

        Re: Lease Dated _______________, 19__

Dear _______________:

        This is to notify you that _____________________________________
("_________") has sold its interest in the property commonly known as the ________________________________ and located at ___________________________
_______________________________________________, and has assigned its interest as landlord under your lease to the new owner, PAN PACIFIC RETAIL PROPERTIES, INC. ________ has also transferred to the new owner the security deposit held by ________ under the lease in the amount of $__________ [if none, so state]. No claims have been made against the security deposit [if a claim has been made, so state].

        Please direct all future rental and other payments and communications under your lease to:

               ----------------------------------------------
               ----------------------------------------------
               ----------------------------------------------

                                              "-------------"


                                              --------------------------------

                                    EXHIBIT H

                       FORM OF TENANT ESTOPPEL CERTIFICATE

                              [See Following Pages]

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------
                                  (Tenant Name)


TO: PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation


THIS IS TO CERTIFY THAT:

        1. The undersigned is the tenant under that certain Lease dated _______________, 19__ ("Lease") by and between ________________________
as lessor ("Landlord") and ____________________________________ as
tenant ("Tenant"), covering certain premises commonly known and designated as Space _____, _____________________________________________________________
__________________________________________________________________("Premises").

        2. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any, respect except as indicated below (if none, state "none"). The Lease is valid and in full force and effect on the date hereof. The Lease, as modified by the amendments or assignments listed below, if any, represents the entire agreement between Landlord and Tenant with respect to the Premises.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

        3. Tenant is not entitled to, and has made no agreement with Landlord, or its agents or employees, concerning free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease, support payments or lease buy-outs, except as indicated below, (if none, state "none").

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

        4. The Lease term began on _______________, 19__, and the termination date of the present term of the Lease, excluding unexercised renewals, is _______________, 19__.

        5. Tenant has paid rent for the Premises for the period up to and including ____________, 19__. No such rent (not including security deposits) has been paid more than one (1) month in advance of its due date, except as indicated below, (if none, state "none"). The Tenant's security deposit is $_______________.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

        6. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default by Tenant or, to Tenant's best knowledge, by Landlord, under the Lease. To the best knowledge of Tenant, Tenant has no existing defenses or offsets against the enforcement of the lease by Landlord.

        7. All required contributions by Landlord to Tenant on account of Tenant's tenant improvements have been completed in accordance with the terms of the Lease, except as indicated below (if none, state "none").

        8. Except as set forth in the Lease, Tenant has no outstanding options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part.

        9. No action, whether voluntary or otherwise, are pending against Tenant under the bankruptcy laws of the United States or any state thereof.

        10. Tenant has not sublet the Premises to any sublessee and has not assigned any, of its rights under the Lease, except as indicated below (if none, state "none"). No one except Tenant and its employees occupies the Premises.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

        11. The address for notice to be sent to Tenant is as set forth in the Lease. (If not, indicate correct address below.)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

        12. The Premises have not been used by Tenant and Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical material, substance, pollutant or waste in violation of any applicable law.

        13. Tenant has not received any written notice from any government authority of violation of any federal, state, county or local statutes, laws, rules or regulations of area governmental authorities relating to environmental, health or safety matters and, to Tenant's actual knowledge, there are no writs, injunctions, decrees, orders or judgments outstanding lawsuits, claims, proceedings or investigations pending or threatened, relating to Tenant's use, maintenance or operation of the Premises.

        14. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

        Dated: _______________, 1998.

                                             [NAME OF TENANT]



                                             By:
                                                 -------------------------------

                                                 Its:
                                                      --------------------------

                                   SCHEDULE I

                   LIST OF UNOBTAINED PERMITS, LICENSES, ETC.